UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2021

STITCH FIX, INC.
(Exact name of Registrant as Specified in Its Charter)

Commission file number: 001-38291

Delaware	27-5026540
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
1 Montgomery Street, Suite 1500
San Francisco, California 94104
(Address of principal executive offices and zip code)
(415) 882-7765
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A common stock, par value $0.00002 per share	SFIX	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2021, Marka Hansen notified Stitch Fix, Inc. (the “Company”) of her resignation from the Company’s Board of Directors, effective January 1, 2022. Ms. Hansen’s resignation as a director of the Company is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On December 15, 2021, the Company held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) via live audio webcast at www.virtualshareholdermeeting.com/SFIX2021. At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on November 3, 2021 (the “Proxy Statement”). The following is a brief description of each matter voted upon and the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter.

Proposal 1. Stockholders elected each of the three nominees for Class I director to serve until the Company’s 2024 Annual Meeting of Stockholders or until her respective successor has been duly elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Katrina Lake	306,544,304	7,482,179	9,982,694
Sharon McCollam	305,697,303	8,329,180	9,982,694
Elizabeth Williams	303,684,367	10,342,116	9,982,694

Proposal 2. Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
286,635,401	27,259,984	131,098	9,982,694

Proposal 3. Stockholders ratified the selection by the Audit Committee of the Board of Directors of the Company of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 30, 2022. The voting results were as follows:

Votes For	Votes Against	Abstentions
323,459,354	470,653	79,170

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stitch Fix, Inc.

Dated: December 21, 2021	By:	/s/ Scott Darling
Scott Darling
Chief Legal Officer